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                                                                     EXHIBIT 1.1



                               FRANKLIN BANK CORP.
                             SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                          ________________, 2003

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
  as Representative of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

                  Franklin Bank Corp., a Delaware corporation (the "Company"), and the stockholders of the Company listed on Schedule I hereto (the "Selling Stockholders"), confirm their respective agreements with each of the Underwriters listed on Schedule II hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (in such capacity, the "Representative"), with respect to (i) the sale by the Company and the Selling Stockholders of _________ shares (the "Initial Shares") of Common Stock, par value $0.01 per share, of the Company ("Common Stock") in the respective numbers of shares set forth opposite the names of the Company and each Selling Stockholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in
Schedule II hereto, and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of _________ additional shares of Common Stock to cover over-allotments (the "Option Shares"), if any. The Initial Shares and the Option Shares are hereinafter called, collectively, the "Shares." The Shares are to be sold by the Company and the Selling Stockholders acting severally and not jointly.

                  The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable, subject to applicable law, after this Agreement has been executed and delivered.

                  The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-1 (No. 333-108026) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended through the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined in Section 2(a)), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act, including any prospectus filed with the Commission by the Company pursuant to Rule 424(a) of the Securities Act Regulations, is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  Each Selling Stockholder has executed and delivered a Custody Agreement and a Power of Attorney in the form attached hereto as Exhibit A (collectively, the "Agreement and Power of Attorney") pursuant to which each Selling Stockholder party thereto has placed the Initial Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein, and each of them, as a committee (the "Committee") with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

                  The Company, each of the Selling Stockholders and the Underwriters agree as follows:

         1. Sale and Purchase:

         (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $________, the Company and the Selling Stockholders, acting severally and not jointly, agree to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite their respective names, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

         (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in Section 1(a), the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time until such date only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the date of payment and delivery for such Option Shares. If the option is exercised as to all or any portion of the Option Shares, the Company will sell such Option Shares to the Underwriters, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

         2. Payment and Delivery

         (a) Initial Shares. The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company and each of the Selling Stockholders, upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the Closing Time at the office of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Ave., N.W., Washington, D.C., 20036, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to in writing by the Representative and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time."

         (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such

Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Date of Delivery (as defined below) at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company pursuant to Section 1(b) hereof of the Underwriters' election to purchase such Option Shares, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time (unless another time and date shall be agreed to in writing by the Company and the Representative). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Date of Delivery."

         (c) Directed Shares. It is understood that up to 2.0% of the Initial Shares ("Directed Shares") initially will be reserved by the Underwriters for offer and sale to employees and persons having business relationships with the Company ("Directed Share Participants") as part of the distribution of the Shares by the Underwriters, upon the terms and conditions set forth in this Agreement, and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") (the "Directed Share Program"). Except as set forth in this Agreement, neither the Representative nor any Underwriter will be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with the Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant (orally or in writing) by the end of the second business day after the date of this Agreement, such Directed Shares may be offered by the Underwriters to the public as part of the public offering contemplated herein.

         3. Representations and Warranties of the Company:

         The Company represents and warrants to the Underwriters that:

         (a) the Company had at the date indicated in the Prospectus under the heading "Capitalization", an authorized, actual capitalization as set forth in the Prospectus; the outstanding shares of capital stock of the Company and each subsidiary of the Company (all of which are named in Exhibit 21 to the Registration Statement (each, a "Subsidiary")) have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock (or equivalent equity interests) of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company, free and clear of all liens, encumbrances, equities or claims; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

         (b) each of the Company and the Subsidiaries has been duly incorporated (or organized) and is validly existing as a corporation (or business trust or state savings bank, as applicable) in good standing under the laws of its respective jurisdiction of incorporation (or organization) with full corporate (or other applicable) power and authority to own its respective properties and to conduct its respective businesses as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

         (c) the Company and all of the Subsidiaries are duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office, except for such failures to be so qualified or licensed as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"); except as disclosed in the Prospectus, no Subsidiary (except Franklin Bank Capital Trust I (the "Trust")) is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

         (d) the Company and the Subsidiaries are in compliance in all material respects with all applicable material laws, rules, regulations, orders, decrees and judgments (including, without limitation, all regulations and orders of, or agreements with, the Office of Thrift Supervision (the "OTS"), the Federal Deposit Insurance Corporation (the "FDIC"), the Texas Savings and Loan Department (the "TSLD"), the Federal Housing Finance Board, the Home Owner's Loan Act, as amended ("HOLA"), the Texas Savings Bank Act, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act and any applicable state law precluding the denial of credit due to the neighborhood in which a property is situated, the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act and Title III of the U.S.A. Patriot Act, and the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act")), and neither the Company nor any of its Subsidiaries has received any written communication from any governmental authority asserting that the Company or any of its Subsidiaries is not in compliance with any such laws, rules, regulations, orders, decrees and judgments, which assertion has not been rescinded, or which non-compliance has not been cured or resolved, in all material respects;

         (e) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) (i) its respective organizational documents; or (ii) any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or such Subsidiary is a party or by which any of them or their respective properties is bound, except, in the case of clause (e)(ii), for such breaches or defaults which would not reasonably be expected to have a Material Adverse Effect;

         (f) the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state or local law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such conflicts, breaches or defaults which would not reasonably be expected to have a Material Adverse Effect; or (B) except as contemplated by this Agreement, result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

         (g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of
Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (h) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency (including, without limitation, approvals by or filings with the FDIC, the OTS or the TSLD) is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (A) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Securities Act Regulations

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or under the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder (the "Exchange Act Regulations"), (B) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, in connection with the approval of the underwriting terms and arrangements by the NASD and the quotation of the Shares on the Nasdaq National Market, and (C) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, based on the "blue sky" survey prepared by counsel for the Underwriters, in connection with any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

         (i) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides, except as have already been obtained and are in full force and effect or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any written notice asserting (nor does the Company have knowledge of) a possible violation, default or revocation of any such license, authorization, consent or approval (which assertion has not been rescinded, or which violation, default or revocation has not been cured or resolved, in all material respects) the effect of which would reasonably be expected to have a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

         (j) The Company is duly registered as a Savings and Loan Holding Company under HOLA. Franklin Bank S.S.B. (the "Bank") is a member in good standing of the Federal Home Loan Bank of Dallas. The deposits held by the Bank are insured by the FDIC up to legally applicable limits, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Company, threatened. For purposes of this Agreement, "knowledge of the Company" or words of similar import mean knowledge, after reasonable investigation, of Anthony J. Nocella, the Company's Chief Executive Officer; Daniel E. Cooper, the Bank's Managing Director - Lending and Mortgage Banking; Glenn Mealey, the Bank's Managing Director - Credit and Administration; Russell McCann, the Company's Chief Financial Officer; or Michael Davitt, the Bank's Managing Director - Commercial Lending;

         (k) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional information in connection therewith;

         (l) the Preliminary Prospectus and the Registration Statement comply, and the Prospectus and any amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the applicable requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on the relevant Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto, in reliance upon and in conformity with the information furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement, Preliminary Prospectus or Prospectus or any such amendment or supplement (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b) hereof);

         (m) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

         (n) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state or local governmental or regulatory commission, board, body, authority, arbitral panel or agency, which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

         (o) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the entities to which such financial statements relate (the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity in all material respects with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance in all material respects with the applicable requirements of Regulation S-X promulgated by the Commission; the amounts in the Prospectus under the captions "Summary - Summary Historical Financial Data" and "Selected Historical Financial Data" fairly present in all material respects the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement; the financial information in the Prospectus under the caption "Unaudited Pro Forma Combined Consolidated Financial Information" (including the related notes) and all other unaudited pro forma financial information included in the Prospectus and any Preliminary Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying any such pro forma financial information are reasonable; any adjustments have been properly applied to the historical amounts in the compilation of such pro forma information; and no other pro forma financial statements are required to be included in the Registration Statement. Notwithstanding the foregoing, the representations in this Section 3(o) are made, with respect to the financial statements of Jacksonville Bancorp, Inc., to the knowledge of the Company;

         (p) Deloitte & Touche LLP ("D&T"), whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus and (to the knowledge of the Company) any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by such reports, independent public accountants as required by the Securities Act and the Securities Act Regulations, and D&T have advised the Company in writing that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission;

         (q) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be disclosed in the Registration Statement or Prospectus, there has not been (A) any Material Adverse Effect or any development that would reasonably be expected to result in a Material Adverse Effect, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

         (r) when issued and delivered as contemplated by this Agreement, the Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

         (s) except with respect to the Initial Shares being sold by the Selling Stockholders and as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act in connection with the offer and sale of the Shares;

         (t) the Shares to be sold by the Company have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, and free and clear of any pledge, lien, encumbrance, security interest or other claim (other than any such pledge, lien, encumbrance, security interest or other claim created by any of the Underwriters or against any of the Underwriters by any third party), and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise;

         (u) the Shares have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance;

         (v) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (w) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act and the Exchange Act Regulations, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the NASD's By-laws) any member firm of the NASD;

         (x) the Company has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Shares, except with respect to the qualification of the Shares under applicable blue sky laws;

         (y) any certificate signed by any officer of the Company or any Subsidiary that is required to be delivered to the Representative or counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to any matters concerning the Company or any Subsidiary covered thereby;

         (z) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and any applicable requirements of the organizational documents of the Company;

         (aa) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all material personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as would not materially and adversely affect the value to the Company or such Subsidiaries of such property or interfere with the use made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material or do not interfere in any material respects with the use made of such property and buildings by the Company or such Subsidiary;

         (bb) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts and other legal documents therein described are fair descriptions of such proceeding or documents, and there are no legal or governmental proceedings, contracts or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not so described or filed; all material agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable against the Company or such Subsidiary in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles;

         (cc) the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, and other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with (and, to the knowledge of the Company, there exists no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which would reasonably be expected to have a Material Adverse Effect;

         (dd) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient in all material respects to provide reasonable assurance that (i) transactions relating to the business of the Company and the Subsidiaries are executed in accordance with management's general or specific authorizations; (ii) such transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets of the Company or a Subsidiary is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for such assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (ee) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts reasonably believed by the Company to be adequate for their respective businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect in all material respects;

         (ff) neither the Company nor any of the Subsidiaries is in violation, or has received written notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries, and the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and are in compliance with all terms and conditions of any such permit, license or approval, except for any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

         (gg) neither the Company nor any of the Subsidiaries is a party to or subject to any order, decree, agreement, memorandum of understanding, supervisory letter or similar arrangement (other than those of general applicability) with any applicable governmental authority charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of it or any of the Subsidiaries, and neither the Company nor any of the Subsidiaries has been advised in writing by any such governmental authority (nor does the Company have knowledge) that such governmental authority is contemplating issuing or requesting any such order, decree, agreement, memorandum of understanding, supervisory letter or similar arrangement;

         (hh) neither the Company nor any Subsidiary is in violation of or has received written notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, or any applicable federal or state wages and hours law, the violation of any of which would reasonably be expected to have a Material Adverse Effect;

         (ii) neither the Company nor any of the Subsidiaries sponsors any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder;

         (jj) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries, has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of illegally influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries or, in the case of transactions and use of funds, were immaterial and of a de minimis amount;

         (kk) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

         (ll) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds for or on behalf of the Company in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

         (mm) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws, and (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity;

         (nn) in connection with the offering and sale of the Shares, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the

Securities Act. The Company has not distributed and will not distribute any Prospectus or other solicitation material for the offer and sale of the Shares, without the approval of the Representative;

         (oo) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

         (pp) except as disclosed in the Prospectus, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (qq) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described. There are no outstanding loans, extensions of credit, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus or that are not in violation of
Section 402 of the Sarbanes-Oxley Act;

         (rr) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (ss) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (tt) each of the Company and the Subsidiaries has filed on a timely basis all material federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does the Company know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively;

         (uu) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained or that shall have been obtained prior to the Closing Date, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered. The Company has not offered, or caused the Representative to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (with knowledge that such action is unlawful) (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products;

         (vv) The Company has filed with the OTS an application for approval of its merger with Jacksonville Bancorp, Inc. (the "Jacksonville HC Application"). The Jacksonville HC Application complied, and at the Closing Time and on the relevant Date of Delivery will comply, in all material respects, with the applicable provisions of HOLA and the regulations promulgated thereunder. The OTS has approved the Jacksonville HC Application. The Company has filed with the FDIC and the TSLD an application for approval of the merger of the Bank with Jacksonville Savings Bank, S.S.B. (the "Jacksonville Bank Application"). The Jacksonville Bank Application complied, and at the Closing Time and on the relevant Date of Delivery will comply, in all material respects, with the applicable provisions of the Texas Savings Bank Act, the bank merger provisions of the Federal Deposit Insurance Act, as amended, and the regulations promulgated thereunder. Each of the FDIC and the TSLD have approved the Jacksonville Bank Application.

         Each Selling Stockholder represents and warrants to the Underwriters, severally and not jointly, that:

         (a) such Selling Stockholder has full power and authority to enter into this Agreement and the Agreement and Power of Attorney to which it is a party. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered, as applicable, by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (b) such Selling Stockholder now has, and at the Closing Time will have, (i) good and marketable title to the Initial Shares to be sold by such Selling Stockholder hereunder (all of which are held in book-entry form), free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and Power of

Attorney), and (ii) full legal right and power to sell, transfer and deliver such Initial Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for such Initial Shares hereunder, such Selling Stockholder will deliver good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim (other than any such pledge, lien, encumbrance, security interest or other claim created by any of the Underwriters or against any of the Underwriters by any third party);

         (c) at the Closing Time, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

         (d) The performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) to the extent applicable, any provision of the certificate or articles of incorporation, other charter or similar constitutive documents, or the bylaws of the Selling Stockholder, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or under any federal, state or local law, regulation or rule, or any decree, judgment or order applicable to the Selling Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;

         (e) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Stockholder's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated hereby, and its sale and delivery of the Initial Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time, from the NASD or under the Securities Act and the Securities Act Regulations, and under the Exchange Act and the Exchange Act Regulations,
(ii) such approvals as have been obtained, or will have been obtained at the Closing Time, in connection with the approval of the quotation of the Initial Shares on the Nasdaq National Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Initial Shares are being offered by the Underwriters;

         (f) all material information with respect to such Selling Stockholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) and made in reliance upon and in conformity with information furnished in writing by the

Selling Stockholder to the Company expressly for use in the Registration Statement and Prospectus complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading;

         (g) other than as permitted by the Securities Act and the Securities Act Regulations, such Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Initial Shares; and such Selling Stockholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (h) the Initial Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Initial Shares under this Agreement and under the Agreement and Power of Attorney, pursuant to which The Bank of New York, the Company's registrar and transfer agent, has been appointed as custodian (the "Custodian") for such Selling Stockholder; such Selling Stockholder agrees that the Initial Shares held in custody for such Selling Stockholder under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Committee, the Underwriters, each other Selling Stockholder and the Company; that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Committee by such Selling Stockholder are irrevocable; that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of such Selling Stockholder or the occurrence of any other event affecting such Selling Stockholder; and that, if such Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Initial Shares hereunder, such Initial Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Committee and the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Committee, or either of them, shall have received notice thereof;

         (i) such Selling Stockholder has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of such Selling Stockholder's Initial Shares, except with respect to the qualification of such Initial Shares under applicable blue sky laws;

         (j) except as disclosed in the Prospectus, such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement;

         (k) such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and

         (l) except as otherwise disclosed to the Underwriters in writing (including in response to any NASD questionnaire), such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD.

         (m) the representations and warranties of such Selling Stockholder in the Agreement and Power of Attorney to which it is party are true and correct in all material respects.

         4. Certain Covenants:

         The Company hereby agrees with each Underwriter:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or as a dealer in securities or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares) or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

         (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as reasonably practicable and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

         (c) to prepare the Prospectus in a form reasonably satisfactory to the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to in writing and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to in writing to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

         (d) to advise the Representative promptly, and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

         (e) to advise the Representative promptly, and (if requested by the Representative) to confirm such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as reasonably practicable; and to advise the Representative promptly of any proposed amendment or supplement to the Registration Statement or Prospectus, and to file no such amendment or supplement to which the Representative, upon the advise of counsel for the Underwriters, shall reasonably object in writing;

         (f) to advise the Representative promptly of the happening of any event known to the Company during the time a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading

         (g) if it is necessary, during the time a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations, to amend or supplement the Prospectus in order to comply with any applicable law or so that, as so amended or supplemented, the Prospectus will not, in the light of the circumstances under which it is delivered, be materially misleading, the Company will promptly prepare such proposed amendment or supplement and furnish copies thereof to the Representative before filing any such amendment or supplement with the Commission, and thereafter will promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of the Prospectus as so amended or supplemented;

         (h) to file as promptly as reasonably practicable with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may be requested by the Commission or that, in the judgment of the Company or of the Representative, advised by counsel for the Underwriters, is required by the Securities Act;

         (i) prior to filing with the Commission any amendment to the Registration Statement, any supplement to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing (which consent shall not be unreasonably withheld, conditioned or delayed);

         (j) to furnish promptly to the Representative, upon request, a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith) and such number of conformed copies of the foregoing as the Representative may reasonably request;

         (k) to apply the net proceeds of the sale of the Shares sold by the Company in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

         (l) to make generally available to its security holders and to deliver to the Representative as soon as reasonably practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement;

         (m) to use its reasonable best efforts to maintain the quotation of the Shares on the Nasdaq National Market;

         (n) to maintain, at its expense, a registrar and transfer agent for the Shares;

         (o) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) except as disclosed in the Prospectus with respect to the Registration Rights Agreement, dated November 4, 2002, between the Company and the Representative (the

"Registration Rights Agreement"), offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) any Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (D) any shares of Common Stock issued pursuant to any non employee director stock plan or dividend reinvestment plan, or (E) any shares of Common Stock issued as consideration in connection with any acquisition of all or substantially all of the stock or assets of any other entity (provided that, if the Company registers the resale of any such shares under the Securities Act by the recipients thereof, it shall not request effectiveness of such resale registration for a date prior to the expiration of such 180-day period; and provided further, that each beneficial owner of any shares issued in connection with this clause (E) who will own 5% or more of the outstanding Common Stock of the Company (as determined in accordance with Rule 13d-3 of the Commission) following such issuance enters into a lockup agreement in substantially the form attached hereto as Exhibit B with respect to such Common Stock for a period covering the remainder of such 180-day period);

         (p) not to, and to use its reasonable best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person (other than the Underwriters) any compensation for soliciting any order to purchase any other securities of the Company;

         (q) to use its reasonable best efforts to cause each executive officer and director of the Company and each holder of any portion of the option to purchase 570,000 shares of Common Stock originally granted to Ranieri & Co., Inc. pursuant to the Consulting Agreement with Ranieri & Co. Inc. dated as of November 4, 2002 (the

"Ranieri Option") to furnish to the Representative, prior to the Closing Time, a letter or letters, substantially in the form of Exhibit B hereto;

         (r) not to release any parties to the Franklin Bank Corp. Class B Stockholders Agreement dated as of August 21, 2002 from the provisions prohibiting transfers of Common Stock contained in Section 8.1 thereof without the prior written consent of the Representative, except that the forgoing shall not apply to any transfer made by any such party in accordance with the provisions of the third paragraph of Exhibit B hereto;

         (s) that the Company will comply with the applicable provisions of the undertakings in the Registration Statement; and

         (t) that the Company will comply in all material respects with all applicable securities and other laws, rules and regulations, including without limitation, the rules and regulations of the NASD, in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program and will pay any stamp duties or similar taxes or duties, if any, incurred by the Underwriters in connection therewith.

         Each Selling Stockholder hereby agrees with each Underwriter:

         (a) to deliver to the Representative prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code") or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

         (b) to furnish to the Representative, prior to the Closing Time, a letter or letters, substantially in the form of Exhibit B hereto;

         (c) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representative;

         (d) to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and

         (e) to pay when required by law all stock transfer or other taxes which are required to be paid in connection with the sale and transfer of the Initial Shares to be sold by such Selling Stockholder to the Underwriters hereunder.

         (f) to perform the obligations of such Selling Stockholder under the Agreement and Power of Attorney to which it is party.

         5. Payment of Expenses:

         (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares sold by the Company to the Underwriters, including any stock or other transfer taxes or duties payable upon such sale, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable fees and disbursements of counsel for the Underwriters relating thereto) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing fees of the NASD for review of the public offering of the Shares (including the reasonable fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the admission of the Shares for trading on the Nasdaq National Market, (viii) making road show presentations with respect to the offering of the Shares, and (ix) the performance of the Company's other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for NASD filing fees.

         (b) The Company agrees to reimburse the Representative for: (i) its reasonable and documented out-of-pocket expenses relating to the private aircraft charter that occurred in connection with the roadshow for the offering of the Shares; and (ii) the portion of its other reasonable and documented out-of-pocket expenses in connection with the performance of its activities under this Agreement equal to the product of the full amount of such fees and expenses multiplied by the percentage obtained by dividing (A) $72.5 million by
(B) the Net Proceeds (as defined below). Such reasonable and documented out-of-pocket expenses shall include, but not be limited to, costs such as printing, facsimile, courier service, accommodations and travel, and the fees and expenses of the Underwriters' outside legal counsel, but excluding the fees and expenses of any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company pursuant and subject to the provisions of subsection (a) above). For purposes of this Section 5(b), "Net Proceeds" means the aggregate gross proceeds from the sale of the Shares as contemplated by the Registration Statement

(including the gross proceeds from the sale of any Option Shares), less any expenses incurred by the Company related to such sale other than expenses for which the Representative is to be reimbursed by the Company pursuant to this
Section 5(b).

         (c) The Company agrees to pay (directly or by reimbursement) all fees and expenses incident to the performance of the obligations of the Selling Stockholders under this Agreement as set forth in the Registration Rights Agreement.

         (d) If this Agreement shall be terminated by the Underwriters, or any of them, because of a breach of this Agreement by the Company or the Selling Stockholders or their respective failure to fulfill any of the conditions set forth in Section 6 of this Agreement, the Company will reimburse the Underwriters (or such Underwriters as have so terminated this Agreement with respect to themselves), severally, for all out-of-pocket expenses described in subsection (b), plus the reasonable fees and expenses of such Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein; provided, however, that the Company shall not be responsible under this Section 5 or any other provision of this Agreement for the payment of any costs or expenses incurred by any Underwriter in connection herewith if the transactions contemplated hereby are not consummated (except as a result of a breach of this Agreement by the Company or the Selling Stockholders or their respective failure to fulfill any of the conditions set forth in Section 6) or this Agreement is terminated as a result of a breach of this Agreement by such Underwriter or the gross negligence, intentional misconduct or violation of applicable law or regulation by such Underwriter.

         6. Conditions of the Underwriters' Obligations:

         (a) The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on the relevant Date of Delivery (if any), are subject to the accuracy (subject to any materiality, knowledge and other qualifications set forth therein) of the representations and warranties on the part of the Company and the Selling Stockholders hereunder on the date hereof, at the Closing Time and on such Date of Delivery, as applicable, and the performance in all material respects by the Company and the Selling Stockholders of their respective obligations hereunder, and to the satisfaction of the following further conditions at the Closing Time or on such Date of Delivery, as applicable.

         (b) The Company shall furnish to the Underwriters at the Closing Time and on the relevant Date of Delivery an opinion of Bracewell & Patterson, counsel for the Company, addressed to the Underwriters and dated the Closing Time and such Date of Delivery and in form and substance reasonably satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

                          (i) As of September 30, 2003 the Company had 8,270,000
                  shares of Class A common stock, $0.01 par value per share, and 2,353,320 shares of Class B common stock, $0.01 par value per share, issued and outstanding, each of which shares were duly authorized, validly issued, fully paid and non-assessable. The Company is the sole registered owner of (A) all of the issued and outstanding shares of capital stock of BK2 Holdings, Inc., a Delaware corporation ("BK2 Holdings"), and (B) all of the issued and outstanding beneficial interests in Franklin Capital Trust I, a Delaware statutory business trust ("Franklin Trust"). BK2 Holdings is the sole registered owner of all of the issued and outstanding shares of capital stock of Franklin Bank, S. S. B., a Texas state savings bank ("Franklin" and, together with BK2 Holdings and Franklin Trust, the "Listed Subsidiaries"). The minute books of the Listed Subsidiaries provided to us for examination do not reflect the authorization of (X) securities or obligations of any of the Listed Subsidiaries convertible into or exchangeable for any capital stock of the Listed Subsidiaries,
                  (Y) warrants, rights or options to subscribe for or purchase from any of the Listed Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (Z) obligations of any of the Listed Subsidiaries to issue any such shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options.

                          (ii) Each of the Listed Subsidiaries has been duly
                  incorporated or organized and is validly existing as a corporation, business trust or state savings bank, as applicable, in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate (or other applicable) power and authority to own its respective properties and to conduct its respective businesses as described in the Registration Statement and Prospectus.

                          (iii) Each of the Listed Subsidiaries are duly
                  qualified and in good standing in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect. To the knowledge of such counsel, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association other than the Listed Subsidiaries and capital stock or equity interests held by Franklin as investments in the ordinary course of its banking business.

                          (iv) Neither the Company nor any of the Listed
                  Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any term or provision of (A) its certificate or articles of incorporation, bylaws or declaration of trust or (B) to the knowledge of such counsel, any license, indenture, mortgage, deed of trust, loan or credit agreement or any other agreement or instrument to which the Company or such Listed Subsidiary is a party or by which any of them or their respective properties may be bound which has been filed as an exhibit to the Registration Statement (the "Material Agreements"), except (in the case of (B)) for such breaches or defaults as would not reasonably be expected to have a Material Adverse Effect.

                          (v) The execution, delivery and performance of this
                  Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the certificate or articles of incorporation, by-laws or declaration of trust of any Listed Subsidiary, (ii) to the knowledge of such counsel, any provision of any Material Agreement to which the Company or any Listed Subsidiary is a party or by which any of them or their respective properties or assets may be bound, (iii) any law or regulation binding the Company or any Listed Subsidiary or any of their respective properties or assets, or (iv) to such counsel's knowledge any decree, judgment or order to which the Company or any Listed Subsidiary is subject, except (in the case of clauses (ii), (iii) and (iv)) for such conflicts, breaches or defaults as would not reasonably be expected to have a Material Adverse Effect; or (B) except as contemplated by this Agreement, result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or assets of the Listed Subsidiaries.

                          (vi) Each of the Company and each Listed Subsidiary
                  has all necessary material licenses, authorizations, consents and approvals and has made all necessary material filings required under any federal, state or municipal law, regulation or rule, and has obtained all necessary material authorizations, consents and approvals from other persons, required to conduct their respective businesses as described in the Prospectus. To such counsel's knowledge, neither the Company nor any Listed Subsidiary is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such material license, authorization, consent or approval or any material federal, state or municipal law, regulation or decree, order or judgment applicable to the Company or any of the Listed Subsidiaries, except for any notice, violation, default or revocation as would not reasonably be expected to have a Material Adverse Effect.

                          (vii) The issuance and sale of the Shares by the
                  Company is not subject to preemptive or other similar rights arising by operation of law, under the certificate of incorporation or by-laws of the Company, or under any agreement known to such counsel to which the Company is a party.

                          (viii) The Jacksonville HC Application complies as to
                  form in all material respects with the applicable provisions of HOLA and the regulations promulgated thereunder. The OTS has approved the Jacksonville HC Application.

                          (ix) The Jacksonville Bank Application complies as to
                  form in all material respects with the applicable provisions of the Texas Savings Bank Act, the bank merger provisions of the Federal Deposit Insurance Act, as amended, and the regulations promulgated thereunder. The FDIC and the TSLD have approved the Jacksonville Bank Application.

                          (x) To the knowledge of such counsel, except as
                  provided in the Registration Rights Agreement there is no person having the right to compel the Company to register under the Securities Act the resale of any equity or debt security of the Company.

                          (xi) There are no actions, suits, investigations or
                  proceedings pending or, to such counsel's knowledge, threatened against the Company or any of the Listed Subsidiaries before or by any federal, state or municipal court, governmental or regulatory commission, board, body, authority or agency that could reasonably be expected to have a Material Adverse Effect

         In rendering such opinions, such counsel may (i) state that such opinions are limited to the laws of the State of Texas, the General Corporation Law and the Statutory Trust Act of the State of Delaware and applicable federal law, (ii) rely as to matters of fact upon certificates of public officials and officers (after discussion of the contents thereof with such officers) of the Company and the Listed Subsidiaries, (iii) whenever such opinion is based on circumstances known to, or to the knowledge of, such counsel, rely exclusively on certificates of officers (after discussion of the contents thereof with such officers) of the Company and the Listed Subsidiaries as to the existence or nonexistence of the circumstances upon which such opinion is predicated; provided, that in the case of (ii) and (iii), such counsel shall also state that it has no reason to believe that any such certificate is untrue or inaccurate in any material respect, (iv) for purposes of the opinions in paragraphs 6(b)(ii) and 6(b)(vi), assume the description of the properties of and business conducted by the Company and the Listed Subsidiaries contained in the Registration Statement and the Prospectus is complete and accurate in all material respects,
(iv) for purposes of the opinions expressed in paragraph 6(b)(xi), such counsel need express no opinion with respect to the possible effect of actions, suits, investigations and proceedings as to which the Company or a Listed Subsidiary is not a named party and (v) state that the opinion is for the benefit of the Underwriters and may not be circulated to or relied upon by any other person.

         (c) The Company shall furnish to the Underwriters at the Closing Time and on the relevant Date of Delivery an opinion of Wachtell, Lipton, Rosen & Katz, special counsel for the Company, addressed to the Underwriters and dated the Closing Time and such Date of Delivery and in form and substance reasonably satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

                           (i) the shares of capital stock of the Company that
                  have become outstanding after September 30, 2003 and prior to the date hereof have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (ii) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus, to execute and deliver this Agreement and to consummate the transactions described in this Agreement;

                           (iii) the Company is duly qualified and in good
                  standing in each jurisdiction in which it owns or leases real property or maintains an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect; to the knowledge of such counsel, except as disclosed in the Prospectus and as set forth in the Amended and Restated Trust Agreement, dated November 14, 2002, of Franklin Bank Capital Trust I, no Subsidiary is prohibited or restricted in any material respect from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary, except, with respect to the Franklin Bank, S.S.B., limitations of general applicability to FDIC-insured institutions;

                           (iv) the Company is duly registered as a Savings and
                  Loan Holding Company under the Home Owners' Loan Act, as amended, Franklin Bank, S.S.B. is a member in good standing of the Federal Home Loan Bank of Dallas, and the deposits held by Franklin Bank, S.S.B. are insured by the FDIC;

                           (v) the execution, delivery and performance of this
                  Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), any provisions of the certificate of incorporation or by-laws of the Company;

                           (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 9 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

                           (vii) no approval, authorization, consent or order of
                  or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein, and the sale and delivery of the Shares by the Company as contemplated herein, other than such as (A) have been obtained or made (1) under the Securities Act and the Securities Act Regulations and the Exchange Act and Exchange Act Regulations, and (2) in connection with the approval of the underwriting terms and arrangements by the NASD and the quotation of the Shares on the Nasdaq National Market, and (B) shall have been obtained or made prior to the Date of Delivery, and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

                           (viii) the Company is not subject to registration as
                  an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under such Act;

                           (ix) the Shares to be sold by the Company have been
                  duly authorized and when such Shares shall have been issued and duly delivered against payment therefor as contemplated by this Agreement, they will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest, or other claim (other than any such pledge, lien, encumbrance, security interest or other claim created by any of the Underwriters or against any of the Underwriters by any third party);

                           (x) when issued and delivered as contemplated by this
                  Agreement, the Shares will conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock;"

                           (xi) the form of certificate used to evidence the
                  Common Stock complies in all material respects with all applicable statutory requirements and any applicable requirements of the certificate of incorporation and by-laws of the Company;

                           (xii) the Registration Statement has become effective
                  under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened;

                           (xiii) as of the effective date of the Registration
                  Statement, the Registration Statement and the Prospectus (except as to the financial statements and notes thereto and other financial and statistical data contained therein or omitted therefrom, and any information provided by the Underwriters pursuant to Sections 3(l) and 9 hereof, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

                           (xiv) the statements under the captions "Regulation
                  and Supervision," "Description of Capital Stock," "Management
                  - Board Structure and Compensation - Composition of our Board of Directors" and "- Committees of the Board," "Management - Employee Benefit Plans - Franklin Bank Corp, 2004 Long Term Incentive Plan," and "Certain Relationships and Related Party Transactions" (except any disclosure therein (a) relating to the transfer of the Ranieri Option and (b) under the subheading "Friedman, Billings, Ramsey & Co., Inc.") in the Registration Statement and the Prospectus, insofar as such statements purport to summarize the legal matters referred to therein, constitute fair summaries of such legal matters;

                           (xv) the Registration Statement on Form 8-A relating
                  to the Company's Common Stock, when filed, complied as to form in all material respects with the requirements of the Exchange Act; the Registration Statement on Form 8-A has become effective under the Exchange Act; and the Initial Shares and the Option Shares have been validly registered under the Securities Act, the Exchange Act and the Securities Act Regulations and the Exchange Act Regulations; and

                           (xvi) to the knowledge of such counsel, there are no
                  contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or required to be described or summarized in the Prospectus which have not been so filed, summarized or described, and each such summary or description constitutes, in all material respects, a fair and accurate summary or description thereof.

         In addition, such counsel shall state that they have participated in the preparation of the Registration Statement and Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Representative and counsel for the Underwriters, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel has not verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraph (xviii) above), no facts have come to such counsel's attention that lead such counsel to believe that (a) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, and (b) the Prospectus, as of its issue date and as of the date of such counsel's opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each of case (a) and (b), such counsel need express no view with respect to the financial statements and notes thereto and other financial and statistical data included in the Registration Statement or Prospectus or omitted therefrom, and any information provided by the Underwriters pursuant to Sections 3(l) and 9). In rendering such opinion, such counsel may (i) state that such opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and applicable federal law, (ii) rely as to matters of fact, to the extent they deem proper, upon certificates of responsible officers of the Company (after discussion of the contents thereof with such officers) and public officials, (iii) whenever such opinion is based on circumstances known to, or to the knowledge of, such counsel, rely exclusively on certificates of responsible officers of the Company (after discussion of the contents thereof with such officers) as to the existence or nonexistence of the circumstances upon which such opinion is predicated; provided, that in the case of (ii) and (iii), such counsel shall also state that it has no reason to believe that any such certificate is untrue or inaccurate in any material respect, and (iv) state that the opinion is for the benefit of the Underwriters and may not be circulated to or relied upon by any other person.

         (d) Each Selling Stockholder shall furnish to the Underwriters at the Closing Time and on the relevant Date of Delivery an opinion of Alston & Bird LLP, counsel for the Selling Stockholders, addressed to the Underwriters and dated the Closing Time and in form and substance reasonably satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

                           (i) such Selling Stockholder, if a corporation,
                  partnership, trust or similar entity is in good standing under the laws of its respective jurisdiction of organization and has the requisite power and authority to execute and deliver this Agreement and the Agreement and Power of Attorney, and to consummate the transactions described in this Agreement and the Agreement and Power of Attorney;

                           (ii) the execution, delivery and performance of this
                  Agreement and the Agreement and Power of Attorney by such Selling Stockholder, and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement and by the Agreement and Power of Attorney, do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the articles/certificate of incorporation, charter, partnership agreement, trust document, by-laws or other similar governing documents, as applicable, of such Selling Stockholder or (ii) any decree, judgment or order known to such counsel and applicable to such Selling Stockholder;

                           (iii) this Agreement and the Agreement and Power of
                  Attorney have been duly authorized, executed and delivered by such Selling Stockholder and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms; and

                           (iv) upon the sale and delivery of the Initial Shares
                  by each Selling Stockholder against receipt of payment therefor, in each case in accordance with the terms of this Agreement and the Agreement and Power of Attorney, and assuming the Underwriters do not have "notice of an adverse claim" (within the meaning of Article 8 of the Uniform Commercial Code) to such Initial Shares, the Underwriters will acquire valid title to such Shares, free and clear of any pledge, lien, encumbrance, security interest, or other claim (other than any such pledge, lien, encumbrance, security interest or other claim created by any of the Underwriters or against any of the Underwriters by any third party).

         In rendering such opinions, such counsel may rely as to matters of fact exclusively on affidavits or certificates of the Selling Stockholders, or responsible officers thereof. In addition, such counsel may state that (A) its opinion in paragraph (ii) above is subject to the effect of any applicable bankruptcy (including, without limitation, fraudulent conveyance and preference), insolvency, reorganization, rehabilitation, moratorium or similar laws and decisions relating to or affecting the enforcement of creditors' rights generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief and (B) such principles are of general application, and in applying such principles a court, among other things, might decline to order the performance of covenants. Further, such counsel need express no opinion with respect to the enforceability of provisions herein with respect to waiver, delay or omission of notice or enforcement of rights or remedies, waivers of defenses or waivers of benefits of stay, extension, moratorium, redemption, statutes of limitations or other nonwaivable benefits provided by operation of law. In addition, such counsel may state that the enforceability of any exculpation, indemnification, contribution or reimbursement provisions contained herein may be limited by applicable law or public policy.

         (e) The Representative shall have received from each of Deloitte & Touche LLP, Lockart, Atchley & Associates, LLP and Henry & Peters, P. C., a "comfort" letter, dated the date hereof, and bring-down letters (reaffirming the statements made in the comfort letter) dated the Closing Time and the relevant Date of Delivery, as applicable, addressed to the Representative, in form and substance reasonably satisfactory to the Representative, relating to the financial statements, including any pro forma financial statements, of the Company and the Subsidiaries, and such other matters customarily covered by such letters issued in connection with registered public offerings.

         (f) The Representative shall have received at the Closing Time and on the relevant Date of Delivery the favorable opinion of Gibson, Dunn & Crutcher LLP, dated the Closing Time or such Date of Delivery, addressed to the Representative and in form and substance satisfactory to the Representative.

         (g) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Representative, advised by counsel for the Underwriters, shall have reasonably objected in writing prior to such filing.

         (h) At the Closing Time and the relevant Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued, and no proceedings for such purpose shall have been initiated or (to the knowledge of the Company) threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; and (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative, advised by counsel for the Underwriters, and
(iii) the Registration Statement and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (i) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made in material compliance with the applicable time period prescribed for such filing by such Rule.

         (j) Between the time of execution of this Agreement and the Closing Time or (with respect to any Option Shares) the relevant Date of Delivery there shall not have been any Material Adverse Effect.

         (k) The Shares shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

         (l) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (m) The Representative shall have received lock-up agreements in the form of Exhibit B attached hereto (1) from each of the persons listed on Exhibit C-1 hereto and (2) from persons listed on Exhibit C-2 hereto who collectively hold not less than 80% of the options under the Ranieri Option, and such agreements shall be in full force and effect.

         (n) The Company will, at the Closing Time and on the relevant Date of Delivery, deliver to the Underwriters a certificate of its President and Chief Executive Officer and its Chief Financial Officer or any Vice President, to the effect that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct (subject to any materiality, knowledge and other qualifications set forth therein), as if made on and as of the date thereof, and the Company has complied in all material respects with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the date thereof;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, threatened under the Securities Act;

                           (iii) when the Registration Statement became
                  effective and at all times subsequent thereto up to the date thereof, the Registration Statement and the Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not at such times and do not as of the date thereof include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made), not misleading; and, since the effective date of the Registration

                  Statement, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth; and

                           (iv) subsequent to the respective dates as of which
                  information is given in the Registration Statement and Prospectus, there has not been (a) any Material Adverse Effect, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business,
                  (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding long-term indebtedness (other than any borrowings from the Federal Home Loan Bank of Dallas) of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary (except any distribution paid or made on any Trust securities), or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which would reasonably be expected to result in a Material Adverse Effect.

         (o) The Committee will, at the Closing Time, deliver to the Underwriters on behalf of each Selling Stockholder a certificate, to the effect that:

                           (i) the representations and warranties of such
                  Selling Stockholder set forth in this Agreement and in the Agreement and Power of Attorney are true and correct (subject to any materiality, knowledge and other qualifications set forth therein) as of such date; and

                           (ii) such Selling Stockholder has complied in all
                  material respects with all the agreements and has satisfied all the conditions on its part to be performed or satisfied hereunder and under the Agreement and Power of Attorney at or prior to the date thereof.

         (p) The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company contained herein and in the Agreement and Power of Attorney, and the performance by the Company and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or the relevant Date of Delivery, as the Underwriters may reasonably request.

         7. Termination:

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or, with respect to any Option Shares, the relevant Date of Delivery, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or
(ii) if there has been since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, or (iii) if, after the date hereof, there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or adverse change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq National Market, or if trading generally on the New York Stock Exchange or on the Nasdaq National Market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or quotation system or by order of the Commission or any other governmental authority, or (v) if a banking moratorium (or any action having the same effect as a banking moratorium) has been declared by either federal or New York authorities which, in the reasonable opinion of the Representative, has a material adverse effect on the securities markets in the United States.

         If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters and the Selling Stockholders shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         8. Increase in Underwriters' Commitments:

         If any Underwriter shall default at the Closing Time or on the relevant Date of Delivery on its obligation to take up and pay for the Initial Shares or the Option Share, as applicable, to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters reasonably satisfactory to the Company, to purchase on the terms contained herein all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters or in such amount as may otherwise be agreed upon by the non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Initial Shares or Option Shares, as applicable, hereunder on such date unless all of the Initial Shares or Option Shares to be purchased on such date are purchased on such date by the non-defaulting Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company) in accordance with the first paragraph of this Section 8.

         If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

         9. Indemnity and Contribution by the Company, the Selling Stockholders and the Underwriters:

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents (and, with respect to Sandler O'Neill & Partners, L.P., each limited partner) of each Underwriter, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or
(B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus or any Application, or necessary to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made), not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus or Application; provided, however, that the indemnity agreement contained in this subsection (a) with respect to the Preliminary Prospectus or the Prospectus shall not inure to the benefit of any Underwriter (or any controlling person of such Underwriter) with respect to any person asserting such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the Representative and furnished to the Underwriters prior to the Closing Time or the relevant Date of Delivery corrected any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact, and if such Underwriter failed to send or give a copy of such Prospectus or supplement thereto to such person at or prior to the time written confirmation of the sale of Shares was given to such person.

In addition, the Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls each Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents (and, with respect to Sandler O'Neill & Partners, L.P., each limited partner) of each Underwriter, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter, controlling person or other indemnified party may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) the failure of any Directed Share Participant to pay for and accept delivery of Directed Shares which, by the end of the second business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase; or (iii) the Directed Share Program (other than as a result of willful misconduct or bad faith by the Underwriters). The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.

         (b) Each Selling Stockholder, severally not jointly, agrees to indemnify, defend and hold harmless each Underwriter, any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and the respective directors, officers, employees and agents (and, with respect to Sandler O'Neill & Partners, L.P., each limited partner) of each Underwriter, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or in any Application or (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus or any Application, or necessary to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement, Prospectus or Application; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any such Selling Stockholder to reimburse the Underwriters for any amount in excess of the net sale price of the Initial Shares sold by such Selling Stockholder pursuant to this Agreement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

         If any action is brought against an Underwriter, controlling person or other indemnified party in respect of which indemnity may be sought against the Company or the Selling Stockholder pursuant to the foregoing paragraphs (a) and/or (b), such indemnified party (or parties) shall promptly notify the indemnifying party in writing of the institution of such action, and the indemnifying party (or, if such action is brought against both the Company and any Selling Stockholders, the Company) shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the indemnifying party will not relieve such party of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, or the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time or the indemnified party or parties shall have reasonably concluded (based on the written advice of outside counsel) that there may be defenses available to it or them which (1) are different from or additional to those available to the indemnifying party and (2) in the opinion of such outside counsel present an actual or potential conflict for counsel representing the indemnifying party and the indemnified party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the indemnifying party or parties shall not be liable for any settlement of any such claim or action effected without its prior written consent, unless such settlement (x) includes an unconditional release of the indemnifying party or parties from any and all liabilities arising from such claim or action and (y) does not include a statement as to or an admission of fault, culpability or failure to act, of, by or on behalf of such indemnifying party or parties.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, each Selling Stockholder and any person who controls the Company or any Selling Stockholder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of the Company's or Selling Stockholders' respective directors, officers, employees or agents, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or any Application, or (B) any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement, Prospectus or any Application or necessary to make such information (in the case of the Prospectus, in the light of the circumstances under which it was made), not misleading. The last paragraph of text on the front cover page immediately before the names of the Underwriters, the names of the Underwriters on the front and back cover pages, the names and corresponding Share amounts set forth in the table of Underwriters in the first paragraph of text on page 124 under the caption "Underwriting," the fourth paragraph of text on page 124 under the caption "Underwriting," the third, fourth, fifth, sixth and seventh paragraphs of text on page 125 under the caption "Underwriting," in each case, in the Preliminary Prospectus and (the corresponding paragraphs of) the Prospectus, constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(l) and this Section 9. The indemnity agreement set forth in this Section 9(c) shall be in addition to any liabilities that the Underwriters may otherwise have.

         If any action is brought against the Company, any Selling Stockholder, controlling person or other indemnified party in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph (c), the Company, the Selling Stockholder or such person or party shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Representative will not relieve the Underwriters of any obligation hereunder, except to the extent that their ability to defend is actually impaired by such failure or delay. The Company, the Selling Stockholder or such person or party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person or party unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the written advice of outside counsel) that there may be defenses available to it or them which (1) are different from or additional to those available to the Underwriters and (2) in the opinion of such outside counsel present an actual or potential conflict for counsel representing the indemnifying party and the indemnified party (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Underwriters and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the prior written consent of the Representative, unless such settlement (x) includes an unconditional release of the Underwriters from any and all liabilities arising from such claim or action and (y) does not include a statement as to or an admission of fault, culpability or failure to act, of, by or on behalf of such Underwriters.

         (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (e) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection
(d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this
Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and no Selling Stockholder shall be required to contribute any amount in excess of the net sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' and the Selling Stockholders' obligations to contribute pursuant to this Section 9 are several (in proportion to their respective underwriting commitments, in the case of the Underwriters, and, in proportion to the number of Initial Shares set forth opposite their respective names in Schedule I hereto, in the case of the Selling Stockholders) and not joint. For purposes of this subsection (e), each person who controls an Underwriter or who is a director, officer, employee or agent (or, with respect to Sandler O'Neill & Partners, L.P., a limited partner) of an

Underwriter, and is entitled to indemnification under subsection (a) and/or (b) of this Section 9, shall have the same rights to contribution as such Underwriter, and each person who controls the Company or any Selling Stockholder, or who is a director, officer, employee or agent of the Company or any Selling Stockholder, and is entitled to indemnification under subsection (c) of this Section 9, shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be.

         10. Survival:

         The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or the respective directors, officers, employees or agents (and, with respect to Sandler O'Neill & Partners, L.P., each limited partner ) of each Underwriter, or by or on behalf of the Company or the Selling Stockholders, or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or the respective directors, officers, employees or agents of the Company and the Selling Stockholders. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it (or any of its respective directors, officers, employees or agents (or, with respect to Sandler O'Neill & Partners, L.P., any of its limited partners)), in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

         11. Notices:

         Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention:
Syndicate Department; or if to the Company or a Selling Stockholder, shall be sufficient in all respects if delivered to (or, in the case of any Selling Stockholder, care of) Franklin Bank Corp., 9800 Richmond Avenue, Suite 680, Houston, Texas 77042, Attention: Russell McCann.

         12. Governing Law; Headings:

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         13. Parties at Interest:

         The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         14. Counterparts and Facsimile Signatures:

         This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

         15. Entire Agreement:

         This Agreement (including the exhibits and schedules hereto and documents delivered pursuant hereto) is intended by the parties to and does constitute the entire agreement between the Company, the Selling Stockholders and the Underwriters, with respect to the transactions contemplated by this Agreement. This Agreement supersedes and terminates any and all prior understandings, written or oral, between the parties regarding such transactions, including the engagement letter dated November 20, 2003 between the Company and the Representative.

                  [Remainder of page intentionally left blank]

         If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

                              Very truly yours,

                              FRANKLIN BANK CORP.


                              By:
                                 ---------------------------------------
                                 Name:
                                 Title:

                              SELLING STOCKHOLDERS Listed on
                                   Schedule I attached hereto

                              By: Russell McCann


                                  --------------------------------------
                                              Attorney-in-Fact
                                     (Pursuant to Custody Agreement and
                                     Power of Attorney)

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By:
   -------------------------------
    Name:
    Title:

For itself and as Representative of the other
Underwriters named on Schedule II hereto.

                                   Schedule I


                                                         Number of Initial    Number of Option
Name of Party Selling Shares                             Shares to be Sold    Shares to be Sold
-----------------------------------------------------------------------------------------------

FRANKLIN BANK CORP
                                                          ---------------

SELLING STOCKHOLDERS

   FAME Associates
   Financial Trust Company, Inc.
                                                          ---------------
                        Total Selling Stockholders

                                                          ---------------     ---------------
                                                 Total
                                                          ===============     ===============

                                   Schedule II

                                                   Number of Initial
Underwriter                                     Shares to be Purchased
----------------------------------------------------------------------

Friedman, Billings, Ramsey & Co., Inc.
RBC Dain Rauscher Inc.
Sandler O'Neill & Partners, L.P.
Stephens Inc.
                                                   -----------------
     Total ....................................
                                                   =================

                                    EXHIBIT A

                [FORM OF CUSTODY AGREEMENT AND POWER OF ATTORNEY]

                                    EXHIBIT B

                             FORM OF LOCK-UP LETTER



                                                             _____________, 2003



Friedman, Billings, Ramsey & Company, Inc.
1001 19th Street North
10th Floor
Arlington, Virginia 22209

Dear Sirs:

         The undersigned understands that Friedman, Billings, Ramsey & Company, Inc. (the "Representative") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement"), as representative of several underwriters (the "Underwriters"), with Franklin Bank Corp., a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the Underwriters of shares of common stock of the Company (the "Common Stock").

         To induce the Underwriters to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending on the 180-day anniversary of the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) other than pursuant to the Registration Rights Agreement, dated November 4, 2002, between the Company and the Representative, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above it is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

         The foregoing paragraph shall not apply to (A) any such shares of Common Stock or other securities (i) transferred as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) transferred to any trust for the direct or indirect benefit of the undersigned or his or her immediate family (which, for these purposes, shall mean any relationship by blood, marriage or adoption, not more remote than first cousin), provided that the trustee agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer does not involve a disposition for value, (iii) transferred to an affiliate or an equity holder (including but not limited to any limited partner) of the undersigned, provided that such affiliate or equity holder agrees to be bound in writing by the restrictions set forth herein, (iv) transferred pursuant to and in accordance with written contractual arrangements in existence on the date hereof, (v) transferred by the undersigned, but only if and to the extent that such shares or securities have been acquired by the undersigned (x) pursuant to the Underwriting Agreement or (y) in the open market after completion of the initial closing of the Public Offering, or (iv) if the transfer of such shares or securities occurs by operation of law, such as rules of intestate succession or statutes governing the effects of a merger, provided that the transferee executes an agreement stating that the transferee is receiving and holding the shares subject to the provisions of this Lock-Up letter, (B) any transfers of any shares of Common Stock to the Underwriters pursuant to the Underwriting Agreement, and (C) any swap or other derivatives transaction entered into for any of the foregoing purposes.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to agreement between the Company and the Representative. The terms of this Lock-Up letter shall expire in the event that the Public Offering is not consummated on or before January 31, 2004.

                                           Very truly yours,



                                           -------------------------------
                                           (Printed or Typed Name)

                                           By:
                                              ----------------------------

                                           Title:
                                                 -------------------------

                                   EXHIBIT C-1



Lewis S. Ranieri
F. William Bonito
Lawrence Chimerine
David M. Golush
Alan E. Master
Anthony J. Nocella
Robert A. Perro
William B. Rhodes
John B. Selman
Daniel E. Cooper
Michael Davitt
Glenn Mealey
Russell McCann
Robert E. Rhoades
Jan Scofield
RANIERI & CO., INC.
HYPERION BK2 L.P.

                                   EXHIBIT C-2

                                                                   Percentage of
Name of Holder                                                     Ranieri Option
--------------                                                     --------------

Lewis S. Ranieri                                                   29%
Scott A. Shay                                                      19%
Robert A. Perro                                                    19%
JRDJ Associates LLP                                                14%
Anthony and Ruth Nocella Family Partnership L.P.                   10%
Christopher J. Steele                                              2%
Frank J. Jaeger                                                    2%
Elizabeth Barbera                                                  2%
Ranieri & Co., Inc.                                                3%